Exhibit 16


                         [Ernst & Young LLP letterhead]


                                                 July 9, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentleman:

         We have read Item 4 of Form 8-K dated July 4, 1998 of Lockhart Caribbean Corporation and are in agreement with the statements contained in Item 4(a) as they pertain to our firm. We have no basis to agree or disagree with the other statements of the registrant contained therein.


                                                 Very truly yours,



                                                 /s/ Ernst & Young LLP